                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 JUNE 6, 1997
                               (Date of Report)
                 Date of earliest event reported: May 28, 1997


                      PATRIOT AMERICAN HOSPITALITY, INC.
            (Exact name of Registrant as specified in its charter)


                                   VIRGINIA
                (State or other jurisdiction of incorporation)


  0-26528                                75-2599709
(Commission File Number)     (I.R.S. Employer Identification No.)


3030 LBJ FREEWAY, SUITE 1500
DALLAS, TEXAS                                             75234
(Address of principal executive offices)                (Zip Code)


              Registrant's telephone number, including area code:
                                 (972) 888-8000
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ITEM 5.   OTHER EVENTS.

     On May 28, 1997, Patriot American Hospitality, Inc. ("Patriot"), Patriot American Hospitality Partnership, L.P., California Jockey Club ("Cal Jockey") and Bay Meadows Operating Company ("Bay Meadows") entered into an Agreement and Plan of Merger, dated as of February 24, 1997, as amended and restated as of May 28, 1997. Pursuant to the Merger Agreement, Patriot will merge with and into Cal Jockey (the "Merger"), with Cal Jockey being the surviving company.

     The Merger Agreement was amended and restated on May 28, 1997 to, among other things, (i) eliminate the joint self tender offer of Cal Jockey and Bay Meadows, (ii) entitle Patriot stockholders to receive for each share of Patriot common stock held at the effective time of the Merger 0.51895 paired shares (the "Exchange Ratio") of common stock of the surviving companies (subject to certain real estate investment trust qualification requirements); provided, that if the average closing price of a share of Patriot common stock over the 20 trading days immediately preceding the third trading day prior to the special meeting of stockholders of Patriot to be held on July 1, 1997 (the "Average Trading Price") is less than $17.125, then each share of Patriot common stock would be converted into the number of paired shares equal to the Patriot Average Trading Price divided by $33.00, and (iii) extend from June 30, 1997 to July 14, 1997 the date on or after which the parties could terminate the Merger Agreement if the conditions to their respective obligations under the Merger Agreement were not satisfied or waived.

     The Merger Agreement, which has been unanimously approved by the Board of Directors of each of Patriot, Cal Jockey and Bay Meadows, is subject to a number of conditions, including the approvals of the stockholders of each of Patriot, Cal Jockey and Bay Meadows. Patriot, Cal Jockey and Bay Meadows will convene special meetings of their respective stockholders on July 1, 1997 for the purpose of approving the Merger Agreement and the transactions contemplated therein.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:              Not Applicable

(b)  Pro Forma Financial Information:                        Not Applicable

(c)  Exhibits:

     2.1 Agreement and Plan of Merger, dated as of February 24, 1997, as amended and restated as of May 28, 1997, among Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., California Jockey Club and Bay Meadows Operating Company (incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in Part I of the Registration Statement on Form S-4 of California Jockey Club and Bay Meadows Operating Company as filed with the Securities and Exchange Commission on May 30, 1997) (File Nos. 333-28085 and 333-28085-01).*



  * The Company will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 6, 1997               PATRIOT AMERICAN HOSPITALITY, INC.



                                    By: /s/ Rex E. Stewart
                                        ----------------------------------------
                                         Name: Rex E. Stewart
                                         Title:  Chief Financial Officer and
                                                 Treasurer

                                       4
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                                 EXHIBIT INDEX


Exhibit                                                                   Page


2.1        Agreement and Plan of Merger, dated as of February
           24, 1997, as amended and restated as of May 28, 1997, among Patriot American Hospitality, Inc., Patriot American Hospitality Partnership, L.P., California Jockey Club and Bay Meadows Operating Company (incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in Part I of the Registration Statement on Form S-4 of California Jockey Club and Bay Meadows Operating Company as filed with the Securities and Exchange Commission on May 30, 1997) (File Nos. 333-28085 and 333-28085-01).*



  * The Company will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.

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